Exhibit 3.129

[ILLEGIBLE]	DOCUMENT ID 200319900148	DESCRIPTION DOMESTIC AGENT SUBSEQUENT APPOINTMENT (AGS)	FILING 25.00	EXPED 100.00	PENALTY .00	CERT .00	COPY .00

Receipt
This is not a bill. Please do not remit payment.

C.T. CORPORATION SYSTEM 17 S. HIGH STREET COLUMBUS, OH 43215

STATE OF OHIO
CERTIFICATE
Ohio Secretary of State, J. Kenneth Blackwell
1222454

It is hereby certified that the Secretary of State of Ohio has custody of the business records for

SKILLED NURSING - HICKSVILLE, INC.

and, that said business records show the filing and recording of

Document(s):	Document No(s):

DOMESTIC AGENT SUBSEQUENT APPOINTMENT	200319900148

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 17th day of July, A.D. 2003.

United States of America	/s/ J. Kenneth Blackwell
State of Ohio	Ohio Secretary of State
Office of the Secretary of State

Prescribed by J. Kenneth Blackwell

Please obtain fee amount and mailing instructions from the Forms Inventory List (using the 3 digit form # located at the bottom of this form). To obtain the Forms Inventory List or for assistance, please call Customer Service:
Central Ohio: (614)-466-3910 Toll Free: 1-877-SOS-FILE (1-877-767-3453)

ORIGINAL APPOINTMENT OF STATUTORY AGENT

The undersigned, being at least a majority of the incorporators of	SKILLED NURSING - HICKSVILLE, INC.

	CSC-Lawyers Incorporating Service
hereby appoint	(Corporation Service Company)	, to be statutory agent upon whom any process, notice or

demand required or permitted by statute to be served upon the corporation may be served. The complete address of the agent is:
50 West Broad Street
(street name and number P.O. Boxes are not acceptable)
	Columbus	, Ohio	43215
	(city, village or township)		(zip code)

Signature:	[ILLEGIBLE]	, Incorporator
Name:

Signature:
Name:

Signature:
Name:

ACCEPTANCE OF APPOINTMENT

CSC-Lawyers Incorporating Service
The undersigned,	(Corporation Service Company)	, named herein as the statutory agent for,
SKILLED NURSING - HICKSVILLE, INC.		, hereby acknowledges and accepts the
appointment of statutory agent for said corporation.

CSC-Lawyers Incorporating Service
(Corporation Service Company)

Signature:	by: /s/ Laura D. Mudra,	Laura D. Mudra, Asst.
	Statutory Agent	Secretary

Version: May 1, 1999

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DATE:	DOCUMENT ID	DESCRIPTION	FILING	EXPED	PENALTY	CERT	COPY
04/16/2001	200110300204	DOMESTIC ARTICLES/FOR PROFIT	100.00	10.00	.00	.00	.00
		(ARF)

Receipt
This is not a bill. Please do not remit payment.

CSC
700 S. Second Street
Springfield, IL 62704

STATE OF OHIO

Ohio Secretary of State, J. Kenneth Blackwell

1222454

It is hereby certified that the Secretary of State of Ohio has custody of the business records for

SKILLED NURSING - HICKSVILLE, INC.

and, that said business records show the filing and recording of:

Document(s)	Document No(s):

DOMESTIC ARTICLES/FOR PROFIT	200110300204

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 9th day of April, A.D. 2001.

United States of America	/s/ J. Kenneth Blackwell
State of Ohio	Ohio Secretary of State
Office of the Secretary of State

Prescribed by J. Kenneth Blackwell Please obtain fee amount and mailing instructions from the Forms Inventory List (using the 3 digit form # located at the bottom of this form). To obtain the Forms Inventory List or for assistance, please call Customer Service: Central Ohio: (614)-466-3910 Toll Free: 1-877-SOS-FILE (1-877-767-3453)	Expedite this form ☒ Yes

ARTICLES OF INCORPORATION
(Under Chapter 1701 of the Ohio Revised Code)
Profit Corporation

The undersigned, desiring to form a corporation, for profit, under Sections 1701.01 et seq. of the Ohio Revised Code, do hereby state the following:

FIRST.	The name of said corporation shall be:
SKILLED NURSING - HICKSVILLE, INC.

SECOND.	The place in Ohio where its principal office is to be located is

	401 Fountain Street, Hicksville ,	Defiance	County, Ohio
(city, village or township)

THIRD.	The purpose(s) for which this corporation is formed is:
The purpose for which the corporation is organized to transact any or all lawful business for which corporations may be incorporated under the Act.

FOURTH.	The number of shares which the corporation is authorized to have outstanding is: 1,000
(Please state whether shares are common or preferred, and their par value, if any. Shares will be recorded as common with no par value unless otherwise indicated.)

IN WITNESS WHEREOF, we have hereunto subscribed our names, on March 2, 2001
(date)

Signature:	/s/ [ILLEGIBLE]	, Incorporator
Name:

Signature:		, Incorporator
Name:

Signature:		, Incorporator
Name:

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